                                                                    EXHIBIT 10.8



                            SHAREHOLDERS AGREEMENT


                                 BY AND AMONG


                              ARTHUR MORRIS, M.D.

                               PAUL BALTER, M.D.

                             MICHAEL CARBON, M.D.

                             DOUGLAS MUFUKA, M.D.

                             ASHUTOSH GUPTA, M.D.

                              GEORGE DUNEA, M.D.

                                CRAIG W. MOORE

                           PEAK LIQUIDATING, L.L.C.

                                  MARTIN FOX

                                 THOMAS CREEL

                                PAUL ZABETAKIS

                                 ANTHONY UNRUH

                            THE SHAREHOLDERS' AGENT

                                      AND

                          EVEREST HEALTHCARE II, INC.

                            SHAREHOLDERS AGREEMENT


     This SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into as of November 30, 1997 by and among PEAK LIQUIDATING, L.L.C. (a Delaware limited liability company) ("Peak Liquidating"), ARTHUR MORRIS, M.D., PAUL BALTER, M.D., MICHAEL CARBON, M.D., DOUGLAS MUFUKA, M.D., ASHUTOSH GUPTA, M.D., GEORGE DUNEA, M.D. and CRAIG W. MOORE (collectively, with Peak Liquidating, the "Peak Shareholders"), MARTIN FOX, THOMAS CREEL, PAUL ZABETAKIS and ANTHONY UNRUH (collectively, the "HDA Shareholders"), EVEREST HEALTHCARE II, INC., a Delaware corporation (the "Company"), MARTIN FOX, as agent of the HDA shareholders (the "Shareholder Agent"), and each other party executing or otherwise becoming a party hereto. The Peak Shareholders and the HDA Shareholders, and each other party executing or otherwise becoming a party hereto as a shareholder of the Company, are hereinafter collectively referred to as the "Shareholders" and individually referred to as a "Shareholder."

                                   RECITALS
                                   --------

     A. In 1995, Everest Healthcare Services Corporation, a Delaware corporation ("Everest"), was formed as a holding company for various affiliated dialysis and perfusion facilities. A majority of the issued and outstanding shares of common stock of Everest was owned by Peak Healthcare, L.L.C., a Delaware limited liability company ("Peak"), the members of which were the Peak Shareholders.

     B. In 1996, Home Dialysis of America, Inc., an Arizona corporation ("HDA"), and certain other entities merged into Everest pursuant to the Merger Agreement (as defined herein). As a result of this merger, the HDA Shareholders became shareholders of Everest. Voting of the HDA Shareholders' shares of the common stock of Everest was controlled by a Shareholders Agreement, dated as of June 20, 1996 (the "Everest Shareholders Agreement"), among the HDA Shareholders, Peak, Everest and the HDA Shareholders' Agent.

     C. Peak has been incorporated as the Company and the Peak Shareholders have become majority shareholders of the Company. Pursuant to an exchange offer, the HDA Shareholders have exchanged their shares of common stock of Everest for common stock, par value $.001, of the Company (the "Common Stock").

     D. The Company and the Shareholders deem it desirable to enter into this Agreement to establish certain rights and restrictions with respect to the management of the Company and the voting, transfer and sale of shares of the Common Stock held by the Shareholders.

     E. The parties hereto are entering into this Agreement in substitution of the Everest Shareholders Agreement.

                                  PROVISIONS

     NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS. The following terms will have the meaning for purposes of this
     -----------
AGREEMENT set forth below for such term.

     "AFFILIATE" means (i) any shareholder, partner, member or other type of equity owner of the Company, (ii) any Person or group of Persons who, directly or indirectly, controls, is controlled by, or is under common control with the Company, and (iii) any entity which, directly or indirectly, is controlled by one or more of the Persons referred to in clause (i) or (ii) above .

     "BOARD" means the board of directors of the Company.

     "EFFECTIVE TIME" means the date and time at which the Certificate of Merger as defined in the Merger Agreement was accepted for filing.

     "FAMILY" means, with respect to any Shareholder who is a natural person, such shareholder's spouse, child (natural, adopted or step), grandchild, parent, siblings or a trust or partnership solely for the benefit of such shareholder and/or any of the foregoing.

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied by the Company and its subsidiaries.

     "INDEPENDENT THIRD PARTY" means any Person who is not (i) directly or indirectly a shareholder of the Company or (ii) an affiliate, spouse or descendant by (birth or adoption) of a shareholder of the Company or owned or controlled by any such Person.

     "MANAGEMENT AGREEMENT" means that certain Management Services Agreement, by and between Peak and Everest, dated as of October 1, 1995, as amended, restated or otherwise modified and in effect.

     "MERGER AGREEMENT" means that certain Agreement and Plan of Reorganization, by and among Everest, Home Dialysis of America, Inc., an Arizona corporation, HDA Acquisition, Inc., an Arizona corporation, the HDA Shareholders, and the HDA Shareholders' Agent.

     "NANI-IL" means Nephrology Associates of Northern Illinois, Ltd., a medical corporation formed under the laws of Illinois.

     "NANI-IN" means Nephrology Associates of Northern Indiana, P.C., a professional corporation formed under the laws of Indiana.

     "ORIGINAL SHAREHOLDERS" shall mean the following persons who were the HDA Shareholders and the Peak Shareholders of the Company: Arthur Morris, Paul Balter, George Dunea, M.D. Revocable Trust U/A/D _______, Michael Carbon, Ashutosh Gupta, Douglas Mufuka, Craig W. Moore, Martin Fox, Thomas Creel, Paul Zabetakis and Anthony Unruh.

     "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization or other entity.

     "PERMITTED TRANSFEREE" means (i) a Shareholder's spouse, parent, descendant, or (ii) a trust or family partnership solely for the benefit of such Shareholder, the Shareholder's spouse, parent and/or descendants at any time that it holds Common Stock, (iii) a Revocable Trust of an Original Shareholder, or (iv) such Shareholder's personal representative for purposes of administration of such Shareholder's estate or upon such Shareholder's incompetency for the purpose of the protection or management of such Person's assets; provided, however, that if any proposed transferee is less than 21 years of age at the time of a proposed Transfer to such Person, then such transfer may only be made to a trustee of a valid trust for the benefit of such Person, which trust shall not terminate prior to the beneficiary (or beneficiaries) thereof attaining the age of 21.

     "QUALIFIED PUBLIC OFFERING" means the sale, in an underwritten public offering registered under the Securities Act, of shares of Common Stock, which may include securities held by Shareholders, either alone or in conjunction with each other, in which the price per share paid by the public for such securities will be at least $10, reflecting a post-offering market capitalization for the Company of at least $150 million.

     "REVOCABLE TRUST" means with respect to an Original Shareholder a trust created during his lifetime which (i) is amendable and revocable solely by such Original Shareholder, and (ii) in which the Original Shareholder is the sole trustee and sole beneficiary.

     "SALE OF THE COMPANY" means any transaction between the Company and one or more Independent Third Parties, including by consolidation, merger or liquidation, pursuant to which such party or parties acquire (i) a majority of the issued and outstanding shares of capital stock of the Company, or (ii) all or substantially all of the Company's assets.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "TRANSFER" means any sale, disposition, assignment, pledge, hypothecation, encumbrance or other transfer.

     Each initial capitalized term not otherwise defined in this Agreement shall have the definition set forth in the Merger Agreement.

2.   CERTAIN AGREEMENTS.
     ------------------

     2.1  VOTING COMMITTEE.
          ----------------

     (a) A voting committee (the "Voting Committee") consisting of four individuals designated by Peak and one individual designated by the Shareholders' Agent shall be formed on the date hereof. The initial designees of Peak to such committee shall be Craig W. Moore, Arthur Morris, M.D., Michael Carbon, M.D., and Paul Balter, M.D. (the "Peak Designees"). The initial designee of the Shareholders' Agent shall be Martin Fox (the "HDA Designee"). Notwithstanding any provision contained herein, in the event of Martin Fox's unavailability for any meeting of the Voting Committee, the HDA Directors shall have full power to act as the HDA Designee. If any Peak Designee resigns from such committee, the Peak Shareholders shall have the right to designate such person's replacement on such committee. If the HDA Designee resigns from such committee, the Shareholders' Agent shall have the right to designate such person's replacement on such committee. The members of the Voting Committee shall designate a secretary of such committee (the "Secretary").

     (b) In the event the Shareholders of the Company are voting or consenting to any matter, at the written request of the HDA Designee to the Company, the Voting Committee shall be convened for a meeting in person or via telephone to consider each issue on which the Shareholders of the Company are entitled to vote. The Secretary shall give each member of the Voting Committee five days' notice of any meeting of the Voting Committee unless an emergency exists which requires shorter notice. Such notice shall state all of the matters on which the Voting Committee shall act at such meeting, and no matters shall be acted on at such meeting which are not stated in such notice unless each of the members of the Voting Committee consents to or ratifies such action being taken at such meeting. At all meetings of the Voting Committee, three or more members of the Voting Committee, present in person or represented by proxy, shall constitute a quorum. If a meeting of the Voting Committee cannot be organized because of the absence of a quorum, the members present may adjourn the meeting to such time and place as it may determine. The acts of a majority of the members of the Voting Committee, present in person or by proxy and voting at a meeting having a quorum, shall be the acts of the Voting Committee. The Peak Designees shall vote as they are required to vote in accordance with any agreements regarding such votes among the Peak Shareholders.

     (c) At each meeting of the Voting Committee, the members of the Voting Committee shall discuss the issues, if any, on which the Shareholders of the Company are entitled to vote, and shall take a vote on any such issues, and the outcome of such vote shall be certified by the Secretary.

     (d) Each of the HDA Shareholders hereby appoints Martin Fox as his agent (together with any such replacement or substitute acting in such capacity, the "Shareholders' Agent") to act on his behalf as set forth herein and in the other Transaction Documents to which such HDA Shareholder or the Shareholders' Agent is a party. The Shareholders' Agent is hereby authorized by each of the HDA Shareholders to act hereunder and under such Transaction Documents on his behalf with the powers and authority provided for herein and therein as the representative of such HDA Shareholder and his successors. Each of the Shareholders hereby (i) ratifies the selection of Martin Fox to act as the initial Shareholders' Agent and his authority to act hereunder and under such Transaction Documents on behalf of such HDA Shareholder and his successors, and
(ii) agrees that any action taken by the Shareholders' Agent pursuant to the terms of this Agreement or such Transaction Document on his behalf shall be the act of such HDA Shareholder as fully as if such Shareholder had taken such action himself. The HDA Shareholders may designate a substitute or replacement Shareholders' Agent by delivery of a written notice pursuant to Section 9.2 hereof of such designation executed by each HDA Shareholder, who is not then the Shareholders' Agent.

     2.2  VOTING AGREEMENT.  Each of the Shareholders shall, and shall
          ----------------
cause its officers, directors, shareholders, agents, trustees or employees to, execute all documents and take all actions necessary or desirable, including the voting of shares beneficially owned by it or with respect to which it has the right to vote:

     (a) to, during such time as the HDA Shareholders collectively hold at least one-fourth of the Common Stock held (the "Material Holding Period") by them, after giving effect to the Contemplated Transactions provide for the election to the Board of two (2) nominees (the "HDA Directors") designated by the Shareholders' Agent which nominees initially shall be Martin Fox and Tom Creel, and in the event of any resignation, removal of, or inability to serve as a director by, any such nominee, or other vacancy in the position of a director so designated to provide for such vacancy to be filled by a successor nominee designated by the Shareholders' Agent;

     (b) to, if the Voting Committee shall decide that it is in the best interests of the Company to increase the size of the Board other than in connection with an acquisition, merger or other strategic transaction in connection with which one or more persons will be added to the Board, and the Material Holding Period is continuing, vote the Common Stock owned by it to provide for the election to the Board of an additional number of nominees designated by the Shareholders' Agent equal to, when added to the number of nominees already elected to the

Board in accordance with Section 2.2(a), 22 percent of the members of the Board who are representatives of the Shareholders, each of which members of the Board shall be replaced as set forth above in Section 2.2(a);

     (c) to, so long as the Peak Shareholders and the HDA Shareholders own or control in the aggregate no less than 40 percent of the outstanding and issued Common Stock, support, ratify, endorse, or oppose all matters relating to the Company and which are submitted to the Shareholders for a vote as supported, ratified, endorsed or opposed by the Voting Committee by a vote of its members in accordance with Section 2.1.

     2.3  PROXY.  Each Shareholder hereby grants to the Voting Committee a
          -----
proxy to vote the shares of Common Stock held by such Shareholder in any matter submitted to the Shareholders for a vote to the extent necessary to give effect to Section 2.2 hereof. Each such proxy is coupled with an interest and shall be irrevocable except in accordance with the terms hereof.

     2.4  AFFILIATE TRANSACTIONS.  The Company will not enter into any
          ----------------------
arrangement or contract with any Affiliate unless such arrangement is on terms that are no less favorable to the Company than could be obtained from third parties who are not Affiliates.

     2.5  TERMINATION OF CERTAIN AGREEMENTS.  The Everest Shareholders
          ---------------------------------
Agreement is hereby terminated and superseded in its entirety by this Agreement and the parties acknowledge that the Management Agreement has previously been terminated.


3.   RESTRICTIONS ON TRANSFER.
     ------------------------

     3.1  RESTRICTIVE LEGEND.  Any certificate representing shares of Common
          ------------------
Stock will bear the following legend:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT AS TO SAID SHARES OF COMMON STOCK OR AN OPINION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND GIVEN BY COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND CERTAIN

     OTHER AGREEMENTS SET FORTH IN A SHAREHOLDERS AGREEMENT AMONG THE COMPANY, VARIOUS OTHER PARTIES AND THE ORIGINAL HOLDER HEREOF DATED AS OF NOVEMBER 30, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     3.2  OPINION OF COUNSEL.  No Shareholder may Transfer any shares of Common
          ------------------
Stock (except Transfers pursuant to an effective registration statement under the Securities Act, pursuant to the laws of descent and distribution or pursuant to Section 4 or Section 5) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

     3.3  SHAREHOLDER TRANSFER RESTRICTIONS.
          ---------------------------------

     (a) No Shareholder shall Transfer any interest in any shares of Common Stock, either voluntarily or involuntarily, by operation of law or otherwise, except Transfers occurring after the fifth anniversary of the date hereof and the following transfers occurring prior thereto: (i) to any Permitted Transferee; (ii) Transfers pursuant to an Approved Sale in accordance with
Section 4 below; (iii) Transfers by any HDA Shareholder to any other HDA Shareholder, Peak Liquidating, Peak Shareholder or the Company in accordance with Section 5 hereof; (iv) Transfers by Peak Liquidating to any Peak Shareholder, or any Peak Shareholder to any other Peak Shareholder; (v) any Transfers by Peak Liquidating or any Peak Shareholder to any Person if each HDA Shareholder is given the opportunity to participate in such Transfer, pro rata, based on his and the Peak Shareholder's (or Peak Liquidating's) percentages of ownership of the issued and outstanding shares of Common Stock (without giving effect to such Transfer), on the same terms as such Peak Shareholder (or Peak Liquidating); and (vi) after June 20, 1998, a Transfer by any HDA Shareholder of Common Stock held by it to any other HDA Shareholder, the Company or any Peak Shareholder if, after giving effect to such proposed Transfer, such HDA Shareholder would continue to hold at least seventy-five percent (75%) of the Common Stock held by him as of the Closing after giving effect to any dilution thereof as a result of the issuance of shares of Common Stock as consideration in connection with an Approved Sale (as defined in Section 4.1 hereof); provided, however, that (x) the restrictions contained in this Agreement will continue to be applicable to the shares of Common Stock so Transferred (other than in accordance with clause (ii)), and the Person to whom such shares are Transferred, by accepting the Transfer of such shares, thereby agrees to be bound by the terms of this Agreement as fully as if such Person were an original signatory hereof, and (y) notwithstanding any provision hereof, no Shareholder shall Transfer any interest in shares of the Common Stock, either voluntarily or involuntarily, by operation of law or otherwise, to any Person which the Board reasonably determines, within 10 days after receiving the applicable Transfer Notice (as defined below), is a competitor of the Company or is otherwise a person or entity whose interests are adverse to the Company.

     (b) Each Shareholder (the "Transferring Shareholder") intending to Transfer any interest in any shares of Common Stock, either voluntarily or involuntarily, by operation of law or otherwise, shall provide written notice (the "Transfer Notice") to the Company and to each of the other Shareholders of the Company no later than 15 days, and no earlier than 30 days, prior to the consummation of such Transfer, setting forth the following:

               (i) the intention of the Transferring Holder to Transfer such shares and the number of such shares proposed to be Transferred;

               (ii) the name and address of the potential transferee (the "Potential Transferee") in connection with such Transfer; and

               (iii)  in the event of any proposed Transfer in accordance with
                      Section 3.3(a)(v), the amount of the purchase price to be paid by the Potential Transferee, the payment terms and the other terms and conditions of such Transfer, and a copy of any written offer and all correspondence and other documents relating to the proposed Transfer.

     3.4  TRANSFERS IN VIOLATION OF AGREEMENT.  Any transfer or attempted
          -----------------------------------
transfer of any shares of Common Stock in violation of any provisions of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such shares of Common Stock as the owner of such shares of Common Stock for any purpose.

4.   SALE OF THE COMPANY.
     -------------------

     4.1  APPROVED SALE.  If the Voting Committee approves a Sale of the Company
          -------------
(the "Approved Sale"), then each Shareholder will consent to and raise no objection to the Approved Sale, and if the Approved Sale is structured as a sale of shares of Common Stock, then each Shareholder will agree to sell all of its shares of Common Stock on the same terms and conditions as provided for pursuant to the Approved Sale. Each Shareholder agrees to take all actions which are necessary in connection with the consummation of any Approved Sale and which are not otherwise inconsistent with the terms hereof and which do not create additional liability on the part of the HDA Shareholders.

     4.2  CONDITION AND COVENANT AS TO CONSIDERATION.  The obligations of each
          ------------------------------------------
Shareholder set forth in Section 4.1 above with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each

Shareholder will receive the same amount of consideration for its shares of Common Stock in connection with such Approved Sale, pro rata, based on its percentage of ownership of the issued and outstanding shares of Common Stock being sold, and (ii) each Shareholder shall receive the same form of consideration in connection with the Approved Sale. If any Shareholder is given an option as to the form of consideration to be received in connection with any transaction, other than for services to be performed after the consummation of such transaction on terms that are no less favorable to those that could be obtained by others in the market generally, each other Shareholder shall be given the same option.

     4.3  EXPENSES.  The Company will pay the costs of any sale of shares of
          --------
Common Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of shares of Common Stock and are not otherwise paid by the Company or the acquiror. Any other costs incurred by any of the Shareholders on their own behalf will not be considered costs of a transaction hereunder.

5.   REPURCHASE OPTION.  Upon the termination of an HDA Shareholder's (each such
     -----------------
shareholder is sometimes hereinafter referred to as the "Terminated Shareholder") employment with Everest for any reason, each share of Common Stock held by such Terminated Shareholder will be subject to repurchase by the other HDA Shareholders, Peak Liquidating, the Peak Shareholders and the Company pursuant to the terms and conditions set forth in this Section 5 (the "Repurchase Option").

     5.1  PURCHASE PRICE.  If the Repurchase Option is exercised or if the
          --------------
Terminated Shareholder elects for his shares of Common Stock to be purchased under Section 5.2, the purchase price for each share of such Common Stock will be the fair market value of such shares, after giving effect to appropriate minority and lack of liquidity discounts as discussed below (the "Fair Market Value"), as determined by an independent AIA appraiser who is chosen by the Person exercising the Repurchase Option, reasonably experienced and reasonably acceptable to the Terminated Shareholder whose shares are being purchased. If the parties cannot agree on an appraiser in accordance with the terms hereof, each party will select a reasonably experienced and recognized appraiser and those appraisers will in turn select a third. Each of the appraisers determining the Fair Market Value of the Company shall determine the Fair Market Value of the Company based on criteria deemed by such appraiser to be relevant to such determination, including, without limitation, the fair market value of the Company's assets, including the intangible value of the Company's property, and the going concern value of the Company's properties, in such appraiser's professional opinion and shall apply minority and lack of liquidity discounts (and no others) to such valuation in the aggregate of not less than 20 percent and not more than 30 percent based on such appraiser's professional opinion of the appropriate minority and lack of liquidity discounts for such shares. The average of the two closest appraisals (if more than one), after giving effect to such minority and lack of liquidity discounts, shall be the amount paid for such Common Stock. Each of the parties hereto shall use its Best Efforts to cause the Fair Market Value to be established in accordance with this Section 5.1 within thirty (30) days after the appraiser is, or appraisers are, as the case may be, chosen in accordance with this Section
5.1. The Person exercising the Repurchase Option shall pay the costs of the appraisal performed by the appraiser chosen by him and reasonably acceptable to the Terminated Shareholder. The Terminated Shareholder shall pay the costs of any appraisal performed by an appraiser chosen by him if he unreasonably rejects the appraiser chosen by the Person exercising the Repurchase Option in accordance with this Section 5.1. In the event such Person and the Terminated Shareholder each choose an appraiser in accordance herewith and they choose a third appraiser, such Person and the Terminated Shareholder shall share the costs of such appraiser and the appraisal performed thereby.

     5.2  REPURCHASE NOTICE.  At the election of the Terminated Shareholder as
          -----------------
set forth below, or if any shares of Common Stock pledged pursuant to the Repurchase Pledge Agreement (as defined below) are successfully appropriated and realized upon, the non-selling HDA Shareholders shall be obligated to purchase at least twenty five percent (25%) of such Terminated Shareholder's shares of Common Stock then owned by such Shareholder or appropriated and realized upon. If the Terminated Shareholder desires to sell his common stock, he shall give written notice of the number of shares he desires to sell to the non-selling HDA Shareholders within 30 days of the date of termination of his employment. The non-selling HDA Shareholders may elect to purchase all or a greater portion of such shares. Such HDA Shareholders shall deliver written notice (the "Repurchase Notice") to such Terminated Shareholder within 30 days after the purchase price for the shares has been determined in accordance with Section
5.1. The Repurchase Notice shall set forth the number of shares of Common Stock of such Terminated Shareholder to be acquired from such Person, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction.

     5.3  PEAK LIQUIDATING AND SHAREHOLDER OPTION.  If for any reason, such non-
          ---------------------------------------
selling HDA Shareholders do not elect to purchase all of the shares of Common Stock that are subject to such Repurchase Option pursuant to the Repurchase Option, Peak Liquidating and the Peak Shareholders shall be entitled to exercise the Repurchase Option for the shares of Common Stock such HDA Shareholders have not elected to purchase (the "Available Securities"). As soon as practicable after such HDA Shareholders have determined that there will be Available Securities, such HDA Shareholders shall give written notice (the "Option Notice") to Peak Liquidating and the Peak Shareholders setting forth the number of Available Securities and the purchase price for each of such Available Securities. Peak Liquidating and any or all of the Peak Shareholders may elect to purchase all or a portion of such Available Securities by giving written notice of such election to such HDA Shareholders within 30 days after the Option Notice has been given by such HDA Shareholders to Peak Liquidating and the Peak Shareholders. If Peak Liquidating and the Peak Shareholders elect to purchase in the aggregate more than the Available Securities, then, unless they agree otherwise among the electing parties, the Available Shares shall be allocated first to Peak Liquidating and then to the electing Peak Shareholders pro rata according to the amounts they elected to purchase. As soon as practicable, and in any event within 10 days after the expiration of such 30-day period, such HDA Shareholders shall notify such Terminated Shareholder of the number of shares of Common Stock being purchased from such person by Peak Liquidating and the Peak Shareholders (the "Supplemental Repurchase Notice").
At the time such HDA Shareholders deliver the Supplemental Repurchase Notice to the Terminated Shareholder, such HDA Shareholders shall also deliver written notice to Peak Liquidating and the Peak Shareholders setting forth the number of shares of Common Stock which Peak Liquidating and the Peak Shareholders are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     5.4  COMPANY'S OPTION.  If for any reason Peak Liquidating and the Peak
          ----------------
Shareholders do not elect to purchase all of the Available Securities pursuant to the Repurchase Option, the Company shall be entitled to exercise the Repurchase Option for the shares of Available Securities which the parties have not elected to purchase (the "Remaining Available Securities"). As soon as practicable after the HDA Shareholders have determined that there will be Remaining Available Securities, the HDA Shareholders shall give written notice (the "Company Option Notice") to the Company setting forth the number of Remaining Available Securities and the purchase price for each of such Remaining Available Securities. The Company may elect to purchase all or a portion of such Remaining Available Securities by giving written notice of such election to the HDA Shareholders within 30 days after the Company Option Notice has been given by the HDA Shareholders to the Company. As soon as practicable, and in any event within 10 days after the expiration of such 30-day period, such HDA Shareholders shall notify the Terminated Shareholder of the number of shares of Common Stock being purchased from such person by the Company (the "Company Repurchase Notice"). At the time such HDA Shareholders deliver the Company Repurchase Notice to the Terminated Shareholder, such HDA Shareholders shall also deliver written notice to the Company setting forth the number of shares of Common Stock which the Company is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. If, after the exercise by the HDA Shareholders, Peak Liquidating, the Peak Shareholders and the Company of the Repurchase Option, all of the Terminated Shareholder's shares of Common Stock would not be purchased in connection with the exercise of the Repurchase Option, such Terminated Shareholder shall have no obligation to sell any of its shares of Common Stock pursuant thereto.

     5.5  CLOSING.  The closing of the purchase of the shares of Common Stock
          -------
pursuant to the Repurchase Option (the "Closing") shall take place on the date designated by such Shareholders in the Repurchase Notice, the Supplemental Repurchase Notice or the Company Repurchase Notice, which date shall not be later than the 30th day after delivery of the latest of such notices to be delivered. The HDA Shareholders (other than the Terminated Shareholder), Peak Liquidating and the Peak Shareholders or the Company will pay for the shares at a Fair Market Value multiplied by the number of shares of Common Stock to be purchased pursuant to the Repurchase Option by delivery at the Closing of (i) cash in an amount equal to twenty percent (20%) of the aggregate purchase price for such shares as determined in accordance with Section 5.1 and Section 5.6 subject to, in the case of any purchase by the Company, Section 9.16 hereof,
(ii) a promissory note substantially in the form of Exhibit B hereto which shall be due and payable, subject to, in the case of any purchase by the Company,
Section 9.16 hereof, no later than the second anniversary of the execution and delivery thereof, and (iii) a pledge agreement substantially in the form of Exhibit C hereto (the "Repurchase Pledge Agreement"); provided, however, that in the event the purchase price for such shares does not exceed, in the aggregate, $250,000, the purchaser shall pay such amount in full as the purchase price and shall not deliver the documents described in clauses (ii) and (iii) above. The purchaser of the shares of Common Stock will be entitled to receive customary representations and warranties from the seller of such shares as to title, authority and capacity to sell.

     5.6  PURCHASE PRICE ADJUSTMENT.  In the event (i) a Terminated
          -------------------------
Shareholder's employment with the Company is terminated by the Company without Cause (as defined in such Terminated Shareholder's employment agreement with Everest) or by the resignation of the Terminated Shareholder for Good Reason (as defined in such employment agreement), (ii) the Repurchase Option for any of the Terminated Shareholder's Common Stock is exercised by any Person, and (iii) within six months of the termination of such employment agreement, an Approved Sale or a Transfer in accordance with Section 3.3(a)(v) hereof is consummated, or a Qualified Public Offering occurs, at a price per share (the "Transaction Price") of Common Stock payable to such Person which is higher than the purchase price at which the Repurchase Option was exercised by such Person (the "Repurchase Price"), such Person shall pay to such Terminated Shareholder, within 30 days after the consummation of such transaction or of such an occurrence, an amount equal to (1)(a) the Transaction Price, minus (b) the Fair Market Value of the shares, multiplied by (2) the number of shares purchased by such Person pursuant to the exercise of the Repurchase Option.

6.   TERMINATION.  The provisions of this Agreement, other than Section 8, shall
     -----------
terminate on the earlier to occur of:

     (a)  an Approved Sale;

     (b)  a dissolution of the Company; or

     (c) notwithstanding any provision of Sections 2.1 and 2.2, the approval of the Board and the affirmative vote of the Shareholders holding 90% of the outstanding shares of Common Stock subject to this Agreement.

     Upon the occurrence of a Qualified Public Offering, the provisions of this Agreement, other than the provisions of Sections 2 and 8, shall cease to be effective. At such time as the aggregate percentage of the shares of Common Stock held by the HDA Shareholders, Peak Liquidating and the Peak Shareholders does not exceed forty-one percent (41%) of the issued and outstanding shares of Common Stock at such time, Section 2 of this Agreement shall cease to be effective.

7.   NON-DILUTION RIGHTS.  Except for the issuance or sale, with the approval of
     -------------------
the Board and subject to Section 2.5 hereof, of any shares of Common Stock (or any other capital stock of the Company) or any securities containing options or other rights, as incentive-based compensation, to acquire up to, in the aggregate, ten percent (10%) of the shares of Common Stock issued and outstanding from time to time prior to the tenth anniversary of the date hereof to Peak Shareholders who are also acting in a management or officer role with the Company, the Company shall not issue or sell to Peak Liquidating, or any Peak Shareholders any shares of Common Stock (or any other capital stock of the Company) or any securities containing options or other rights to acquire Common Stock, unless each of the HDA Shareholders shall be offered the opportunity pro rata, based on his and Peak Liquidating or the Peak Shareholder's percentage of ownership of the issued and outstanding shares of the Common Stock without giving effect to such issuance or sale, to be issued or sold such securities or options on the same terms and conditions offered to the Peak Shareholders.

8.   HOLDBACK AND REGISTRATION RIGHTS.
     --------------------------------

     (a) Each Shareholder agrees not to effect any public sale or distribution of Common Stock during the seven (7) days prior to, and during the ninety (90) days (or in the case of the Company's initial public offering, 180 days) following, the effective date of any underwritten offering of Common Stock registered with the Securities and Exchange Commission, except as part of such underwritten registration, unless the underwriter managing the registered public offering otherwise agrees. This Section 8 shall continue in force until the second anniversary of the Company's initial public offering which is a Qualified Public Offering.

     (b) In the event the Company determines to engage in a Qualified Public Offering, the HDA Shareholders shall have the right to request the Company to register their shares of Common Stock on the appropriate forms under the Securities Act, at the Company's sole expense on the same basis that Peak Liquidating and the Peak Shareholders or their successors or assigns are entitled to register their shares and pro rata with Peak Liquidating and such Peak Shareholders and their successors or assigns.

9.   MISCELLANEOUS.
     -------------

     9.1  NO INCONSISTENT AGREEMENTS.  None of the parties hereto will hereafter
          --------------------------
enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

     9.2  NOTICES, CONSENTS, ETC.  Any notices, consents or other communication
          -----------------------
required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally,
(b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by a recognized overnight courier service, or (d) sent by facsimile transmission to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing.

          (a)  If to the Company:

               Everest Healthcare II, Inc.
               101 N. Scoville
               Oak Park, Illinois  60302
               Attention: Craig W. Moore
               Fax No.: 708/386-1711

               with a copy to:
               Katten Muchin & Zavis
               525 West Monroe Street
               Suite 1600
               Chicago, Illinois  60661-3694
               Attention:  Matthew S. Brown, Esq.
                           Tara Goff, Esq.
               Fax No.: 312/902-1061

          (b)  If to Peak Liquidating or any Peak Shareholder:

               c/o Craig W. Moore
               101 N. Scoville
               Oak Park, Illinois  60302
               Fax No.: 708/386-1711

               with a copy to:

               Katten Muchin & Zavis
               525 West Monroe Street
               Suite 1600
               Chicago, Illinois  60661
               Attention:  Matthew S. Brown, Esq.
                           Tara Goff, Esq.
               Fax No.: 312/902-1061

          (c)  If to any HDA Shareholder:

               c/o Martin Fox
               Home Dialysis of America, Inc.
               6300 East El Dorado Plaza
               Suite 100
               Tucson, AZ  85715
               Fax No.: 520/751-1211

               with a copy to:

               Ross & Hardies
               150 N. Michigan Avenue
               Chicago, Illinois  60601
               Attention:  James B. Riley
               Fax No.: 312/750-8600

Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) the next succeeding business day after transmission by facsimile.

     9.4  SEVERABILITY.  The unenforceability or invalidity of any provision of
          ------------
this Agreement shall not affect the enforceability or validity of any other provision.

     9.5  AMENDMENT AND WAIVER.  This Agreement may not be amended except by a
          --------------------
written Agreement executed by each of the parties hereto. Neither the failure nor any delay by any party hereto in exercising any right, power or privilege under the Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

     9.6  DOCUMENTS.  Each party will execute all documents and take such other
          ---------
actions as any other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

     9.7  COUNTERPARTS.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other.

     9.8  CONSTRUCTION.  This Agreement shall be construed and enforced in
          ------------
accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Illinois, without giving effect to provisions thereof regarding conflict of laws.

     9.9  HEADINGS.  The subject headings of Articles and Sections of this
          --------
Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

     9.10 ASSIGNMENT.  This Agreement will be binding upon and inure to the
          ----------
benefit of the parties hereto and their respective successors and transferees of shares of Common Stock (who will succeed only to the rights and obligations of the transferor and only with respect to shares of Common Stock transferred in accordance with the terms hereof) but will not be assignable or delegable by any party without the prior written consent of the other parties.

     9.11 ENTIRE AGREEMENT.  This Agreement, the recitals and all the exhibits
          ----------------
attached to this Agreement (all of which shall be deemed incorporated in the Agreement and made a part hereof) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

     9.12 THIRD PARTIES.  Nothing herein expressed or implied is intended or
          -------------
shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

     9.13 NO STRICT CONSTRUCTION.  The language used in this Agreement will be
          ----------------------
deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

     9.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  EACH OF THE PARTIES
          ----------------------------------------------
HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH

THIS AGREEMENT. SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT SHALL BE MAILED BY REGISTERED MAIL TO EACH PARTY HERETO A PARTY TO SUCH PROCEEDING EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. EACH SHAREHOLDER HEREBY AGREES THAT SERVICE UPON HIM BY CERTIFIED MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OTHER PARTY HERETO TO SERVE PROCESS ON ANY PARTY HERETO IN ANY OTHER MANNER PERMITTED BY LAW.

     9.15 REMEDIES.  Each of the parties to this Agreement will be entitled to
          --------
enforce its rights under this Agreement specifically, to recover damage by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without the necessity of posting a bond) in order to enforce or prevent any violation of the provisions of this Agreement.

     9.16 RESTRICTIONS AND EXCEPTIONS TO CERTAIN OBLIGATIONS.  Except as
          --------------------------------------------------
otherwise set forth herein, the Company shall not have any obligation to purchase any Common Stock or make any installment payment when due pursuant to this Agreement if:

     (a) such purchase or payment would constitute a violation of applicable law or any covenant in any loan document or similar agreement with banks or insurance companies by which it is bound; or

     (b) such purchase or installment payment would require it to pay an aggregate amount hereunder in any given fiscal year equal to or greater than thirty-three percent (33%) of its income after income taxes.

In the event either of such restrictions exists, the Company shall purchase the amount of Common Stock or make the applicable installment payment as it is then able to purchase or make pursuant to the terms hereof that would not be so restricted. The remainder of such amounts shall be purchased or paid, as applicable, at such time as such conditions no longer exist. Notwithstanding any provision hereof, all such payments shall be made no later than the tenth anniversary of any purchase of such Common Stock.

          IN WITNESS WHEREOF, the parties hereto have caused this Shareholders Agreement to be signed as of the date first written above.

                              THE COMPANY:

                              EVEREST HEALTHCARE II, INC.



                              By:        /s/    CRAIG W. MOORE
                                  -----------------------------------------
                                  Craig W. Moore, Chief Executive Officer

                              PEAK SHAREHOLDERS:


                               /s/    ARTHUR MORRIS, M.D.
                              ---------------------------------------------
                                      Arthur Morris, M.D.


                               /s/    PAUL BALTER, M.D.
                              ---------------------------------------------
                                      Paul Balter, M.D.


                               /s/    MICHAEL CARBON, M.D.
                              ---------------------------------------------
                                      Michael Carbon, M.D.


                               /s/    DOUGLAS MUFUKA, M.D.
                              ---------------------------------------------
                                      Douglas Mufuka, M.D.


                               /s/    ASHUTOSH GUPTA, M.D.
                              ---------------------------------------------
                                      Ashutosh Gupta, M.D.


                               /s/    GEORGE DUNEA, M.D.
                              ---------------------------------------------
                                      George Dunea, M.D.


                               /s/    CRAIG W. MOORE
                              ---------------------------------------------
                                      Craig W. Moore

                              HDA SHAREHOLDERS:

                               /s/    MARTIN FOX
                              ---------------------------------------------
                                      Martin Fox


                               /s/    THOMAS CREEL
                              ---------------------------------------------
                                      Thomas Creel


                               /s/    PAUL ZABETAKIS
                              ---------------------------------------------
                                      Paul Zabetakis


                               /s/    ANTHONY UNRUH
                              ---------------------------------------------
                                      Anthony Unruh


                              HDA SHAREHOLDERS' AGENT:

                               /s/    MARTIN FOX
                              ---------------------------------------------
                                      Martin Fox